Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 48, 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL ITEMS

Item 48

Series 1

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 2

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 3

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 4

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 5

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 11

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 12

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 13

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 14

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

For period ending  1/31/2011
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  5,334
          Institutional Class             3,791

         2. Dividends for a second class of open-end company shares

          A Class                         2,592
          C Class                          4
          R Class                           734

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class             $0.2379
          Institutional Class        $0.2612
          2. Dividends from a second class of open-end company shares

          A Class                    $0.2088
          C Class                    $0.1216
          R Class                    $0.1798

74U.     1. Number of shares outstanding  (000's)
         Investor Class                24,470
         Institutional Class            14,972
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      13,493
         C Class                          46
         R Class                       4,324

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $11.50
         Institutional Class          $11.51
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $11.50
         C Class                      $11.51
         R Class                      $11.50

For period ending  1/31/2011
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               6,320
          Institutional Class          4,809

        2. Dividends for a second class of open-end company shares

          A Class                      2,998
          C Class                          6
          R Class                        858

73.     Distributions per share for which record date passed during the period:

A)       1. Dividends from net investment income

          Investor Class            $0.2150
          Institutional Class       $0.2387

         2. Dividends from a second class of open-end company shares

          A Class                   $0.1853
          C Class                   $0.0964
          R Class                   $0.1557

74U.     1. Number of shares outstanding  (000's)

         Investor Class             31,115
         Institutional Class         20,817

         2. Number of shares outstanding of a second class of open-end company shares (000's)

          A Class                   17,159
          C Class                       78
          R Class                    5,908

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $11.76
         Institutional Class        $11.76

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

          A Class                   $11.76
          C Class                   $11.77
          R Class                   $11.75

For period ending  1/31/2011
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                3,475
          Institutional Class           2,410

        2. Dividends for a second class of open-end company shares

          A Class                         1,692
          C Class                                1
          R Class                            536

73A.    1. Dividends from net investment income

          Investor Class            $0.1876
          Institutional Class       $0.2120

        2. Dividends from net investment income for a second class of open-end company shares

          A Class                   $0.1570
          C Class                   $0.0652
          R Class                   $0.1264

74U.     1. Number of shares outstanding (000's)

         Investor Class              19,398
         Institutional Class         11,767

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      11,379
         C Class                             21
         R Class                         4,455

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $12.17
         Institutional Class        $12.17

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $12.16
         C Class                    $12.18
         R Class                    $12.16

For period ending  1/31/2011
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                   1,700
          Institutional Class              1,510

        2. Dividends for a second class of open-end company shares

          A Class                            855
          C Class                             1
          R Class                           234

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.1694
          Institutional Class       $0.1940

        2. Dividends from net investment income from a second class of open-end company shares

          A Class                   $0.1387
          C Class                   $0.0465
          R Class                   $0.1080

74U.    1. Number of shares outstanding (000's)

         Investor Class               10,528
         Institutional Class           8,164

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      6,701
         C Class                          18
         R Class                      2,289

74V.    1. Net asset value per share (to nearest cent)

         Investor Class             $12.25
         Institutional Class        $12.25

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $12.24
         C Class                    $12.26
         R Class                    $12.25

For period ending  01/31/2011
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,152
          Institutional Class               1,407
         2. Dividends for a second class of open-end company shares

        A Class                             1,017
         C Class                                1
         R Class                              226

73A.     Distributions per share for which record date passed during the period:
 1. Dividends from net investment income
          Investor Class            $0.1656
          Institutional Class       $0.1769

        2. Dividends from net investment income from a second class of open-end company shares
          A Class                   $0.1515
         C Class                    $0.1094
         R Class                    $0.1374

74U.     1. Number of shares outstanding (000's)
         Investor Class                6,055
         Institutional Class           9,602

         2. Number of shares outstanding of a second class of open-end company shares (000's)
        A Class                        7,325
         C Class                           11
         R Class                       1,892

74V.     1. Net asset value per share (to nearest cent)
         Investor Class              $10.95
         Institutional Class         $10.96
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                     $10.95
         C Class                     $10.96
         R Class                     $10.94

For period ending  1/31/2011
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               1,251
          Institutional Class           3,174

         2. Dividends for a second class of open-end company shares

         A Class                        1,600
         C Class                         1
         R Class                        314

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                         21
          Institutional Class                     49

         2. Dividends for a second class of open-end company shares

         A Class                                  31
         C Class                                   -
         R Class                                  7

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.1890
          Institutional Class          $0.2093
          2. Dividends from a second class of open-end company shares

         A Class                       $0.1637
         C Class                       $0.0876
         R Class                       $0.1383

     2. Capital gains per share for which record date passed during the period:
        Dividends from capital gains
          Investor Class               $0.0032
          Institutional Class          $0.0032
          2. Dividends from capital gains from a second class of open-end company shares

          A Class                      $0.0032
         C Class                       $0.0032
         R Class                       $0.0032

74U.     1. Number of shares outstanding  (000's)
         Investor Class                7,827
         Institutional Class            15,768
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                        10,414
         C Class                           17
         R Class                        2,323

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $10.04
         Institutional Class          $10.04
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $10.03
         C Class                      $10.05
         R Class                      $10.03

For period ending  1/31/2011
Series Number:  12

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               699
          Institutional Class            2,192

        2. Dividends for a second class of open-end company shares

          A Class                        1,152
          C Class                         2
          R Class                         230

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                        9
          Institutional Class                    26

         2. Dividends for a second class of open-end company shares

         A Class                                 18
         C Class                                  -
         R Class                                 5

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.1508
          Institutional Class       $0.1707

        2. Dividends from a second class of open-end company shares

          A Class                   $0.1259
         C Class                    $0.0514
         R Class                    $0.1011

73A.     Distributions per share for which record date passed during the period:
        1. Dividends from capital gains
          Investor Class            $0.0020
          Institutional Class       $0.0020

        2. Dividends from capital gains from a second class of open-end company shares
          A Class                   $0.0020
         C Class                    $0.0020
         R Class                    $0.0020

74U.    1. Number of shares outstanding (000's)

         Investor Class               5,794
         Institutional Class           13,196

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      9,656
         C Class                         36
         R Class                      2,393

74V.    1. Net asset value per share (to nearest cent)

         Investor Class               $9.88
         Institutional Class          $9.87
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $9.87
         C Class                      $9.89
         R Class                      $9.87

For period ending  1/31/2011
Series Number:  13

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                     357
          Institutional Class                975
        2. Dividends for a second class of open-end company shares

         A Class                             589
         C Class                              -
         R Class                             104

72EE)   1. Total capital gains for which record date passed during the period

          Investor Class                  2
          Institutional Class               5

        2. Dividends for a second class of open-end company shares

         A Class                               4
         C Class                                -
         R Class                              1

73A.    1.  Distributions per share for which record date passed during the period:

          Investor Class              $0.1356
          Institutional Class         $0.1554

        2. Dividends from net investment income from a second class of open-end company shares

         A Class                      $0.1109
         C Class                      $0.0368
         R Class                      $0.0862
73B.      Distributions per share for which record date passed during the period:

        1. Dividends from capital gains

          Investor Class             $0.0008
          Institutional Class        $0.0008

        2. Dividends from capital gains from a second class of open-end company shares

         A Class                        $0.0008
         C Class                        $0.0008
         R Class                        $0.0008

74U.     1. Number of shares outstanding (000's)
         Investor Class                       3,424
         Institutional Class                  6,503
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                               5,641
         C Class                                   12
         R Class                               1,292

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $9.84
         Institutional Class          $9.84
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $9.84
         C Class                      $9.84
         R Class                      $9.83

For period ending  1/31/2011
Series Number:  14

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    138
          Institutional Class               247
         2. Dividends for a second class of open-end company shares

         A Class                            190
         C Class                             -
         R Class                           32

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                    3
          Institutional Class               5
         2. Dividends for a second class of open-end company shares

         A Class                            5
         C Class                             -
         R Class                            1

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.1140
          Institutional Class          $0.1332
          2. Dividends from a second class of open-end company shares

         A Class                       $0.0899
         C Class                       $0.0176
         R Class                       $0.0658

     2. Capital gains per share for which record date passed during the period:
        Dividends from capital gains
          Investor Class               $0.0025
          Institutional Class          $0.0025
          2. Dividends from capital gains from a second class of open-end company shares

         A Class                       $0.0025
         C Class                       $0.0025
         R Class                       $0.0025

74U.     1. Number of shares outstanding (000's)
         Investor Class                       1,407
         Institutional Class                  2,044

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                               2,306
         C Class                                     7
         R Class                                 519
74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $9.62
         Institutional Class          $9.63
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $9.62
         C Class                      $9.63
         R Class                      $9.62